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                                                                    EXHIBIT 10.5
                                                                    ------------

                    SUPPLEMENTAL SCHEDULE OF DIRECTORS AND
                     EXECUTIVE OFFICERS WHO ARE PARTIES TO
                         AN INDEMNIFICATION AGREEMENT




Signatory                                  Capacity
---------                                  --------

Eugene M. Freedman                         Director

E. Gordon Gee                              Director

Kenneth B. Gilman                          Director and Executive Officer

V. Ann Hailey                              Executive Officer

Arnold F. Kanarick                         Executive Officer

David T. Kollat                            Director

Claudine Malone                            Director

Leonard A. Schlesinger                     Director

Donald B. Shackelford                      Director

Allan R. Tessler                           Director

Martin Trust                               Director and Executive Officer

Abigail S. Wexner                          Director

Leslie H. Wexner                           Director and Executive Officer

Raymond Zimmerman                          Director